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                                                                 Exhibit 99.C2




                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated June 25, 2002, in the Registration Statement of UBS PaineWebber Equity Trust, Value Select Ten Series 2002C.




                                    ERNST & YOUNG LLP


June 24, 2002
New York, New York